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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): February 1, 1999


                             TRIARC COMPANIES, INC.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                 1-2207                38-0471180
          --------                 ------                ----------
       (State or other           (Commission            (IRS Employer
       jurisdiction of          File Number)         Identification No.)
        incorporation

                 280 Park Avenue
               New York, New York                         10017
    ----------------------------------------           ----------
    (Address of Principal Executive Offices)           (Zip Code)


      Registrant's telephone number, including area code:  (212) 451-3000




                       ----------------------------------
                       (Former Name or Former Address, if
                           Changed Since Last Report)




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
ITEM 5.       OTHER EVENTS.

     On January 15, 1999 Triarc Companies, Inc. ("Triarc") formed Triarc Consumer Products Group, LLC ("TCPG"), a wholly-owned subsidiary that will acquire Triarc's premium beverage (Snapple(R), Mistic(R), and Stewart's(R)), soft drink concentrate (Royal Crown(R)) and restaurant franchising (Arby's(R), T.J. Cinnamon's(R), Pasta Connection(TM)) businesses (collectively, the "Consumer Products Businesses" and, together with TCPG, "TCPG and Related Companies"). TCPG and Related Companies plan to issue combined financial statements for their fiscal years 1995, 1996 and 1997 and the nine months ended September 27, 1998.

Business Segments

     Triarc reported its segment disclosures in its Annual Report on Form 10-K for the fiscal year ended December 28, 1997 ("Triarc's Form 10-K") in accordance with Statement of Financial Accounting Standards ("SFAS") No. 14 ("SFAS 14") "Financial Reporting for Segments of a Business Enterprise" which utilized an industry approach to segment disclosures. In accordance with that approach the Consumer Products Businesses were reported as two segments in Triarc's Form 10-K: beverages and restaurants. SFAS 14 is being superseded by SFAS No. 131 ("SFAS 131") "Disclosures about Segments of an Enterprise and Related Information" effective for fiscal years ending after December 15, 1998 although earlier adoption is permitted. Accordingly, Triarc will report its segment disclosure in its annual report on Form 10-K for the fiscal year ended January 3, 1999 in accordance with SFAS 131. SFAS 131 utilizes a management approach to define operating segments along the lines used by management internally for evaluating segment performance and deciding resource allocation to segments. In accordance therewith, Triarc will now report its former beverage segment as two segments: premium beverages and soft drink concentrates. Further, SFAS 131 requires the reporting of financial information on the basis that is used internally for evaluating segment performance and deciding how to allocate resources to segments. In accordance therewith, Triarc will now report earnings before interest, taxes, depreciation and amortization ("EBITDA") by segment with a reconciliation to operating profit or loss by segment. TCPG plans to early adopt SFAS 131 effective with the issuance of its combined financial statements for fiscal years 1995, 1996 and 1997 and the nine months ended September 27, 1998.

     Aggregate operating profit of the premium beverage and soft drink concentrate segments to be reported by TCPG and Related Companies in their combined financial statements for the fiscal years 1995, 1996 and 1997 is greater than the operating profit of the beverage segment as reported in Triarc's Form 10-K for the corresponding years by $800,000, $900,000 and $2,000,000, respectively, due to certain charges recorded at Triarc (parent company) that will not be included in the combined results of operations of TCPG and Related Companies. In addition, the operating loss of the restaurant segment which will be reported by TCPG for 1996 is $5,400,000 less than as reported by Triarc due to the write-off of a Triarc (parent company) restaurant investment that will not be included in the combined results of operations of TCPG and Related Companies. General corporate, reduction in carrying value of long-lived assets impaired or to be disposed, interest expense, gain (loss) on sale of businesses, net and other income (expense), net will differ between TCPG and Triarc principally due to Triarc's segment information including those items as they related to Triarc Parent as well as the results of Triarc's propane and textile segments.

     The following is a summary of the segment information of TCPG and Related Companies which will be included in the combined financial statements of TCPG and Related Companies for the fiscal years 1995, 1996 and 1997 and the nine months ended September 27, 1998 (in thousands):



                                                                                                      SEPTEMBER 27,
                                                         1995               1996           1997           1998
                                                         ----               ----           ----           ----

     Revenues:
          Premium beverages.........................$     41,943       $    131,083    $   408,841     $   495,817
          Soft drink concentrates...................     172,644            178,059        146,882          99,166
          Restaurants...............................     272,739            288,293        140,429          56,992
                                                    ------------       ------------    -----------     -----------
               Combined revenues....................$    487,326       $    597,435    $   696,152     $   651,975
                                                    ============       ============    ===========     ===========

     EBITDA:
          Premium beverages.........................$      6,387       $     13,381    $     7,561     $    57,470
          Soft drink concentrates...................       8,700             18,418         18,504          13,232
          Restaurants...............................      24,569             31,819         31,200          29,356
          General corporate.........................        (171)              (189)          (149)           (100)
                                                    ------------       ------------    -----------     -----------
               Combined EBITDA......................      39,485             63,429         57,116          99,958
                                                    ------------       ------------    -----------     -----------

     Less depreciation and amortization:
          Premium beverages ........................       2,777              7,233         16,236          16,385
          Soft drink concentrates...................       6,848              6,471          6,340           6,832
          Restaurants...............................      16,359             16,260          2,668           1,757
          General corporate.........................         --                 --             --              --
                                                    ------------       ------------    -----------     ----------
               Combined depreciation and
                   amortization.....................      25,984             29,964         25,244     $    24,974
                                                    ------------       ------------    -----------     -----------
     Less reduction in carrying
       value of  long-lived  assets
       impaired or to be disposed:
          Restaurants...............................      14,647             58,900            --              --
                                                    ------------       ------------    -----------     ----------
     Operating profit (loss):
          Premium beverages ........................       3,610              6,148         (8,675)         41,085
          Soft drink concentrates...................       1,852             11,947         12,164           6,400
          Restaurants...............................      (6,437)           (43,341)        28,532          27,599
          General corporate.........................        (171)              (189)          (149)           (100)
                                                    ------------       ------------    -----------     -----------
               Combined operating profit (loss).....      (1,146)           (25,435)        31,872          74,984
     Interest expense...............................     (42,386)           (50,031)       (58,019)        (44,658)
     Gain (loss) on sale of businesses, net.........      (1,000)               --          (3,513)          4,934
     Other income (expense), net....................      (1,074)               470          5,532           3,703
                                                    ------------       ------------    -----------     -----------
               Combined income (loss) before
                  income taxes and extraordinary
                  charges...........................$    (45,606)      $    (74,996)   $   (24,128)    $    38,963
                                                    ============       ============    ===========     ===========

     Identifiable assets:
          Premium beverages ........................$    111,276       $    110,950    $   586,731     $   597,813
          Soft drink concentrates...................     205,966            203,847        194,603         183,916
          Restaurants...............................     187,631            154,410         53,759          54,039
          General corporate ........................      10,502             11,385         18,868          27,923
                                                    ------------       ------------    -----------     -----------
               Total identifiable assets............$    515,375       $    480,592    $   853,961     $   863,691
                                                    ============       ============    ===========     ===========


Recent Developments

     Triarc and the Consumer Products Businesses are in the process of closing their accounting records for the consolidated financial statements of Triarc and its subsidiaries ("Triarc's Financial Statements") and the combined financial statements of TCPG and Related Companies ("TCPG's Financial Statements") for the fiscal 1998 year-end and fourth quarter. While the results of operations of the Consumer Products Businesses are not the same as those of Triarc, they represent all of Triarc's 1998 revenues and are a significant component of Triarc's 1998 results of operations. Such estimates of preliminary 1998 fourth quarter results are subject to any adjustments that may result from completion of the 1998 fiscal year-end closing of the accounting records and the preparation of Triarc's and TCPG's Financial Statements and the audits thereon. Accordingly, the estimates for the 1998 fiscal fourth quarter of TCPG and Related Companies set forth below are subject to material adjustment. Undue reliance should not be placed on these estimates.

     Based on preliminary unaudited operating results for the Consumer Products Businesses, the initial unaudited estimate of revenues for the Consumer Products Businesses for the fiscal quarter ended January 3, 1999 (comprised of 14 weeks) is $163.0 million and the initial unaudited estimate of EBITDA for the Consumer Products Businesses for such quarter falls within a range of $33.0 million to $38.0 million. Revenues for the Consumer Products Businesses for the fourth fiscal quarter of 1997 (comprised of 13 weeks) were $158.2 million and EBITDA was $25.5 million.

                                    SIGNATURE





         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRIARC COMPANIES, INC.
                                   (Registrant)



Date: February 3, 1999             By: /s/ JOHN L. BARNES, JR.
                                      -------------------------
                                      John L. Barnes, Jr.
                                      Executive Vice President
                                      and Chief Financial Officer